Exhibit 10.2
CONSENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
     THIS CONSENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Consent”) is dated as of March 2, 2006 and is by and among BANK OF AMERICA, N.A. and the other parties identified as Lenders on the signature pages hereto (collectively, “Lenders”), on the one hand, and WABASH NATIONAL CORPORATION, a Delaware corporation (“Wabash”), WABASH NATIONAL, L.P., a Delaware limited partnership (“WNLP”), WNC CLOUD MERGER SUB, INC., an Arkansas corporation (“WNC Cloud”), and FTSI DISTRIBUTION COMPANY, L.P., a Delaware limited partnership (“FTSI” and collectively with Wabash, WNLP and WNC Cloud, “Borrowers”), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below.
W I T N E S S E T H:
     WHEREAS, Lenders and Borrowers are parties to an Amended and Restated Loan and Security Agreement, dated as of December 30, 2004 (as the same has been and may be amended, or modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;
     WHEREAS, Wabash desires to acquire all of the capital stock of Transcraft Corporation, a Delaware corporation (“Target”), on or before April 15, 2006 on terms substantially similar to those set forth in that certain Letter of Intent, dated December 7, 2005, between Wabash and Target (the “Acquisition”), such Acquisition does not qualify as a Permitted Acquisition under the Loan Agreement and consummation thereof would be a Default under Section 8.2.1 of the Loan Agreement and an Event of Default under Section 10.1.3 of the Loan Agreement absent prior written consent from the Majority Lenders;
     WHEREAS, Borrowers have requested that the Majority Lenders consent to the Acquisition on the terms and subject to the conditions hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:
     1. Consent. Subject to the satisfaction of the conditions set forth in Section 4 below, the Majority Lenders hereby consent to the consummation by Wabash of the Acquisition; provided that (i) the Acquisition complies with all provisions of the definition of the term Permitted Acquisition contained in Appendix A to the Loan Agreement other than (A) clauses (f), (h) and (j) of such definition and (B) the provision in such definition that Borrowers provide Agent and Lenders with certain evidence concerning the Acquisition at least 3 Business Days prior to the Acquisition, (ii) the evidence required to be received by Agent and Lenders pursuant to such definition is delivered by Borrowers to Agent and Lenders at least 2 Business Days prior to the Acquisition, (iii) the total consideration (including cash, notes and other debt, maximum earnouts, consulting and non-compete payments and the like) for the Acquisition shall not exceed $75,500,000, and (iv) the Borrowers satisfy the following conditions subsequent within 3 Business Days after the closing of the Acquisition:
(1)	the Borrowers shall satisfy subsection 8.1.8 of the Loan Agreement with respect to the Target;

(2)	the Borrowers shall deliver to Agent consents in favor of Agent to the collateral assignment of rights and indemnities under the documents related to the Acquisition; and

(3)	the Borrowers shall deliver to Agent updates to the Exhibits to the Loan Agreement reflecting the consummation of the Acquisition.
This is a limited consent and shall not be deemed to constitute a waiver of, or consent to, any other existing or future breach of the Loan Agreement.
     2. Conditions to Effectiveness. The effectiveness of this Consent is subject to the satisfaction of the following conditions precedent or concurrent:
     (a) Agent shall have received a copy of this Consent executed by Borrowers and the Majority Lenders; and
     (b) No Default or Event of Default shall be in existence.
     3. Representations and Warranties. To induce Lenders to execute and deliver this Consent, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Consent:
     (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Consent, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);
     (b) No Default or Event of Default has occurred which is continuing;
     (c) This Consent and the Loan Agreement constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms; and
     (d) The execution and delivery by Borrowers of this Consent does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

     4. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
     5. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.
     6. Counterparts. This Consent may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission or electronic mail shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Consent.
[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDERS: BANK OF AMERICA, N.A., as Agent and as a Lender
By:
Title:

NATIONAL CITY BUSINESS CREDIT, INC., as Syndication Agent and as a Lender
By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Documentation Agent and as a Lender
By:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent and as a Lender
By:
Title:

FIFTH THIRD BANK (CENTRAL INDIANA), as a Lender
By:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Title:

BORROWERS: WABASH NATIONAL CORPORATION
By:
Title:

WABASH NATIONAL, L.P.
By:
Title:

WNC CLOUD MERGER SUB, INC.
By:
Title:

FTSI DISTRIBUTION COMPANY, L.P.
By:
Title: